INVESCO VARIABLE INVESTMENT FUNDS, INC.
                           Supplement to Prospectus
                               dated May 1, 1995


The section of the Fund's Prospectus entitled "Management" is amended to (1) delete the eighth paragraph and (2) substitute the following new paragraph in its place:

      Utilities Fund

      Jeffrey G. Morris, portfolio manager of the INVESCO-VIF Utilities Portfolio since 1996; portfolio manager of the INVESCO Strategic Utilities Portfolio and Environmental Services Portfolio; portfolio manager of INVESCO Trust Company since 1995; joined INVESCO in 1991 and served as a research analyst from 1994 to 1995; formerly, loan processor for Norwest Mortgage (1991); B.S. Colorado State University. Chartered Financial Analyst.

The date of this Supplement is February 29, 1996.